GLOBE PHOTOS, INC.

(FKA CAPITAL ART, INC.)

Pro-forma Combined Balance Sheet

(Unaudited)

	Historical June 30, 2018			Pro Forma Adjustments	Pro Forma Combined
	Globe Photos, Inc	Photo File, Inc
Assets

Current Assets
Cash	$25,317	$15,154	(b)	(15,154)	$25,317
Accounts receivable, net	29,730	457,211			486,941
Inventory, net	56,500	368,664			425,164
Prepaid expenses	35,582	115,746	(b)	(115,746)	35,582
Other assets	—	183	(b)	(183)	—
Total Current Assets	147,129	956,958			973,004

Property and equipment, net	2,299,455	26,191			2,325,646
Security deposit	6,356	83,975	(b)	(83,975)	6,356
Intangible Assets, net	304,500	—			304,500

Total Assets	$2,757,440	$1,067,124			$3,609,506

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued liabilities	$590,402	$1,837,195			$2,427,597
Payable to Globe Photo, Inc.	10,000	—			10,000
Due to related parties	294,455	1,699,813	(a)	(1,699,813)	294,455
Deferred rent	—	123,219	(d)	(89,566)	33,653
Notes payable - related parties	643,755	—			643,755
Notes payable, net of debt discount	355,000	—			355,000
Deferred revenue	50,000	—			50,000
Loans payable, net of unamortized discounts	564,418	—			564,418
Total Current Liabilities	2,508,030	3,660,227			4,378,878

Total Liabilities	2,508,030	3,660,227			4,378,878

Stockholders' Equity

Preferred stock, $0.0001 par value, 50,000,000 shares authorized; none issued and outstanding at June 30, 2018 and December 31, 2017.	—	—

Common stock par value $0.0001: 450,000,000 shares authorized; 325,218,583 and 325,570,524 issued and 325,218,583 and 325,570,524 outstanding as of June 30, 2018 and December 31, 2017	32,522	980	(c)	(980)	32,522
Additional paid in capital	4,331,766	57,020	(c)	980	4,389,766
Treasury stock; 0 and 258,823 shares as of June 30, 2018 and December 31, 2017.	—	(484,800)			(484,800)
Accumulated deficit	(4,114,878)	(2,166,303)	(a),(b),(c), (d)	1,574,321	(4,706,860)
Stockholders' Equity	$249,410	(2,593,103)			(769,372)
					—
Total Liabilities and Stockholders' Equity	$2,757,440	$1,067,124			$3,609,506

The accompanying notes are an integral part of these unaudited consolidated pro-forma financial statements

GLOBE PHOTOS, INC.

(FKA CAPITAL ART, INC.)

Pro-forma Combined Statements of Operations

(Unaudited)

	Historical For the three months ended June 30, 2018		Pro-forma Adjustments	Pro-forma Combined

	Globe Photos, Inc	Photo File, Inc

License revenue	$83,818	$1,603,715		$1,687,533
Image revenue	120,614	—		120,614
Total revenue	204,432	1,603,715		1,808,147

Cost of revenue	190,329	593,378		783,707

Gross margin	14,103	1,010,337		1,024,440

Operating expenses
Product development, sales and marketing	108,632	—		108,632
General and administrative	208,252	1,197,162		1,405,414
Depreciation and amortization	11,221	3,207		14,428
Total operating expenses	328,105	1,200,369		1,528,474

Loss from operations	(314,002)	(190,032)		(504,034)

Other income (expenses)
Loss of settlment of accrued liabilities	(208,322)	—		(208,322)
Interest expense	(145,715)	(4,907)		(150,622)
Change in fair value of derivative liabilities	4,810	—		4,810
Other income (expenses)	(349,227)	(4,907)		(354,134)

Net loss	(663,229)	(194,939)		(858,168)

Per-share data
Basic and diluted loss per share	$(0.00)	$—		$(0.00)

Weighted average number of common shares outstanding	325,441,032	—		325,441,032

The accompanying notes are an integral part of these unaudited consolidated pro-forma financial statements

2

GLOBE PHOTOS, INC.

(FKA CAPITAL ART, INC.)

Pro-forma Combined Statements of Operations

(Unaudited)

	Historical For the six months ended June 30, 2018		Pro-forma Adjustments	Pro-forma Combined

	Globe Photos, Inc	Photo File, Inc

License revenue	$314,593	$3,948,535		$4,263,128
Image revenue	439,660	—		439,660
Total revenue	754,253	3,948,535		4,702,788

Cost of revenue	486,472	1,489,005		1,975,477

Gross margin	267,781	2,459,530		2,727,311

Operating expenses
Product development, sales and marketing	113,164	—		113,164
General and administrative	365,699	2,435,605		2,801,304
Depreciation and amortization	17,935	6,448		24,383

Total operating expenses	496,798	2,442,053		2,938,851

Income (loss) from operations	(229,017)	17,477		(211,540)

Other income (expenses)
Loss of settlment of accrued liabilities	(208,322)	—		(208,322)
Interest expense	(164,079)	(17,003)		(181,082)
Change in fair value of derivative liabilities	9,195	—		9,195
Other income (expenses)	(363,206)	(17,003)		(380,209)

Net income (loss)	(592,223)	474		(591,749)

Per-share data
Basic and diluted loss per share	$(0.00)	$(0.00)		$(0.00)

Weighted average number of common shares outstanding	325,288,172			325,288,172

The accompanying notes are an integral part of these unaudited consolidated pro-forma financial statements

3

GLOBE PHOTOS, INC.

(FKA CAPITAL ART, INC.)

Pro-forma Combined Statements of Operations

(Unaudited)

	Historical For the year months ended December 31, 2017		Pro-Forma Adjustments	Pro-forma Combined

	Globe Photos, Inc	Photo File, Inc

License revenue	$259,212	$6,693,455		$6,952,667
Image revenue	680,040	—		680,040
Total revenue	939,252	6,693,455		7,632,707

Cost of revenue	780,409	3,033,481		3,813,890

Gross margin	158,843	3,659,974		3,818,817

Operating expenses
Product development, sales and marketing	317,568	—		317,568
General and administrative	611,403	4,673,637		5,285,040
Depreciation and amortization	61,543	12,176		73,719
Gain on sale of property and equipment	(50,000)	—		(50,000)
Total operating expenses	940,514	4,685,813		5,626,327

Loss from operations	(781,671)	(1,025,839)		(1,807,510)

Other income (expenses)
Loss of settlment of debt	48,727	—		48,727
Interest expense	(114,916)	(43,099)		(158,015)
Change in fair value of derivative liabilities	—	—		—
Other income (expenses)	(66,189)	(43,099)		(109,288)

Net loss	(847,860)	(1,068,938)		(1,916,798)

Per-share data
Basic and diluted loss per share	$(0.00)	$(0.00)		$(0.01)

Weighted average number of common shares outstanding	325,441,032			325,441,032

The accompanying notes are an integral part of these unaudited consolidated pro-forma financial statements

4

Globe Photos, Inc.

Notes to Combined Pro-forma Financial Statements

June 30, 2018

(Unaudited)

On October 11, 2018, Globe Photos, Inc. entered into a definitive Asset Purchase Agreement (the “Purchase Agreement”) with Photo File, Inc., a New York corporation (the “Seller”) and Charles Singer, its CEO and principal shareholder.

Pursuant to the Purchase Agreement, the Company acquired certain assets (the “Assets”) and assumed certain liabilities (the “Assumed Liabilities”) related to Seller. The Assets the Company purchased from Seller include:

  Accounts receivable on August 1, 2018 and thereafter;
  Inventory;
  Marketing materials;
  Applicable contracts, licenses and leases;
  Intellectual property;
  Personal property; and

We agreed to assume the Assumed Liabilities under the Purchase Agreement. These include accounts payable on or after August 1, 2018, all liabilities under the assumed contracts, including a lease obligation through March 31, 2020, and all liabilities associated with the Assets post-closing.

Pursuant to the Purchase Agreement, the Seller shall receive the following consideration:

  $2,000,000 payable as follows: $850,000 was advanced at the execution of the Purchase Agreement, which is secured through a pledge of 40% of the outstanding shares of Seller; $650,000 paid within 24 hours of the execution of the Agreement; and a $500,000 contingency payment shall be paid to Seller within 72 hours of receiving written consent from the major sports leagues.
  A 10% interest in the Nevada subsidiary that we have formed to house the assets; and
  A royalty to Seller that commences upon the initial $6,000,000 in sales from the Nevada subsidiary.

The unaudited pro forma condensed combined balance sheet as of June 30, 2018 is presented as if the acquisition of Photo File, Inc. had occurred on June 30, 2018.

The unaudited pro forma condensed combined statements of operations for the three and six months ended June 30, 2018 are presented as if the acquisition of Photo File, Inc. had occurred on June 30, 2018 and were carried forward through each of the aforementioned periods presented.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 are presented as if the acquisition of Photo File, Inc. had occurred on December 31, 2017 and were carried forward through each of the aforementioned periods presented.

The unaudited pro forma financial statements include certain adjustments that are directly attributable to the Transaction, which are expected to have a continuing impact on Globe Photos, Inc., and are factually supportable, as summarized in the accompanying notes.

5

Globe Photos, Inc.

Notes to Combined Pro-forma Financial Statements

June 30, 2018

(Unaudited)

1.            BASIS OF PRO FORMA PRESENTATION

Pursuant to the Purchase Agreement, the Company acquired certain assets (the “Assets”) and assumed certain liabilities (the “Assumed Liabilities”) related to Seller. The Assets the Company purchased from Seller include:

  Accounts receivable on August 1, 2018 and thereafter;
  Inventory;
  Marketing materials;
  Applicable contracts, licenses and leases;
  Intellectual property;
  Personal property; and

We agreed to assume the Assumed Liabilities under the Purchase Agreement. These include accounts payable on or after August 1, 2018, all liabilities under the assumed contracts, including a lease obligation through March 31, 2020, and all liabilities associated with the Assets post-closing.

Pursuant to the Purchase Agreement, the Seller shall receive the following consideration:

  $2,000,000 payable as follows: $850,000 was advanced at the execution of the Purchase Agreement, which is secured through a pledge of 40% of the outstanding shares of Seller; $650,000 paid within 24 hours of the execution of the Agreement; and a $500,000 contingency payment shall be paid to Seller within 72 hours of receiving written consent from the major sports leagues.
  A 10% interest in the Nevada subsidiary that we have formed to house the assets; and
  A royalty to Seller that commences upon the initial $6,000,000 in sales from the Nevada subsidiary.

These pro forma financial statements are presented as a continuation of Globe Photos, Inc. The equity of Globe Photos, Inc. is presented as the equity of the combined company and the capital stock account of Globe Photos, Inc.  is adjusted to reflect the par value of the issued and outstanding common stock of the Company, after giving effect to the number of shares issued in connection with the Transaction, if any.

The unaudited pro forma condensed combined balance sheet as of June 30, 2018, and the unaudited pro forma condensed combined statements of operations for the three and six months ended June 30, 2018, and for the year ended December 31, 2017, are based on the historical financial statements of the Company and Photo file, Inc after giving effect to the closing of the Transaction, and the assumptions, reclassifications and adjustments described herein.

These unaudited pro forma financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP") and are expressed in US dollars.  They have been compiled using the significant accounting policies as set out in the audited financial statements of Globe Photos, Inc. for the year ended December 31, 2017. Based on the review of the accounting policies of Photo file and the Company, there are no material accounting differences between the accounting policies of Photo file, Inc and the Company.

It is management's opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with the Company's accounting policies.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the Company's consolidated results of operations or financial position that would have been reported had the Photo file acquisition been completed as of the dates presented and should not be taken as a representation of the Company's future consolidated results of operations or financial position. The unaudited pro forma combined financial information does not reflect any operating efficiencies and/or cost savings that the Company may achieve with respect to the combined companies.

The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with: (i) the Company's audited annual financial statements for the years ended December 31, 2017 and 2016, as contained in the Company's annual report on Form 10-K, and unaudited interim condensed financial statements for the three and six months ended June 30, 2018 and 2017, as contained in the Company's quarterly report on Form 10-Q for the period ended June 30, 2018, and (ii) Photo file’s audited annual financial statements for the years ended December 31, 2017 and 2016, and unaudited interim condensed consolidated financial statements of Photo file for the three and six months ended June 30, 2018 and 2017, as included elsewhere in this Form 8-K.

6

Globe Photos, Inc.

Notes to Combined Pro-forma Financial Statements

June 30, 2018

(Unaudited)

2.   PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited pro forma condensed consolidated financial statements incorporate the following pro-forma assumptions and adjustments:

a)  Excluded related party debt assumed by the Seller

b) Cash, prepaids, and deposits are assets excluded from the purchase agreement.

c) Consolidation adjustment

d) Lease obligations assumed through December 31, 2018

3.            PRO FORMA SHARE CAPITAL

Pro forma shares of the Company's common stock as at June 30, 2018 have been determined as follows:

	Number of Shares	Par Value
Issued and outstanding shares of common stock of the Company	325,218,583	32,522
Issuance of shares and to purchase common shares for acquisition	—	—
Pro-forma balance, June 30, 2018	325,218,583	32,522

4.    PRO FORMA LOSS PER SHARE

Pro-forma basic and diluted loss per share for the year ended December 31, 2017 and the three and six months ended June 30, 2018 have been calculated based on the weighted average number of shares of the Company's common stock outstanding plus the shares of the Company's common stock to be issued and cancelled in connection with the transaction, if any.

Basic pro forma loss per share computation for the three months ended June 30, 2018 is as shown below:

Three Months Ended June 30, 2018
Numerator:
Pro forma net loss available to stockholders	$(812,332)

Denominator:
Pro forma weighted average shares outstanding	325,221,721

Basic pro forma loss per share	$(0.00)

7

Globe Photos, Inc.

Notes to Combined Pro-forma Financial Statements

June 30, 2018

(Unaudited)

Basic pro forma loss per share computation for the six months ended June 30, 2018 is as shown below:

Numerator:
Pro forma net loss available to stockholders	$(591,749)

Denominator:
Pro forma weighted average shares outstanding	325,288,172

Basic pro forma loss per share	$(0.00)

Basic pro forma loss per share computation for the six months ended December 31, 2017 is as shown below:

Numerator:
Pro forma net loss available to stockholders	$(1,916,798)

Denominator:
Pro forma weighted average shares outstanding	325,441,032

Basic pro forma loss per share	$(0.01)

8